SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                         To Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 5, 2002



                        PATH 1 NETWORK TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



     (Commission File Number)           (IRS Employer Identification No.)
             000-30928                             13-3989885



                          6215 Ferris Square, Suite 140
                           San Diego, California           92121
               (Address of principal executive offices) (Zip Code)



                                 (858) 450-4220
              (Registrant's telephone number, including area code)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On October 30, 2002, PATH 1 NETWORK TECHNOLOGIES INC., (the "Registrant") engaged the accounting firm of Swenson Advisors, LLP as its auditor for the remainder of the year ended December 31, 2002.

The Registrant's engagement of Swenson Advisors, LLP was approved by the Registrant's Audit Committee.


Item 5.  OTHER EVENTS

On October 18, 2002, John R. Zavoli was appointed Chief Financial Officer, General Counsel and Corporate Secretary.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATH 1 NETWORK TECHNOLOGIES INC.


Date:  November 5, 2002                /s/ John R. Zavoli
                                       -----------------------------------------
                                       John R. Zavoli
                                       Chief Financial Officer, General Counsel
                                       and Corporate Secretary